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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 12, 1999 except for paragraph 6 of Note 9, as to which the date is November 4, 1999, in the Registration Statement (Amendment No. 4 to Form S-1) of NetRatings, Inc. dated December 1, 1999.


Palo Alto, California
December 7, 1999